UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 11, 2003
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)


      Delaware                          0-22624                  05-0473908
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(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)           Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                             19061
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)    Exhibits

     Exhibit
     Number        Description
     --------      ------------

      99.1 Press Release, dated November 11, 2003 issued by Foamex International Inc.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is furnished under Item 12, "Results of Operations and Financial Condition". This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. On November 11, 2003, a news release was issued on the subject of 2003 third quarter consolidated earnings for Foamex International Inc. (the "Company"). The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of the Company's Quarterly Report on Form 10-Q. The Press Release is attached to this report as Exhibit 99.1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 12, 2003

                                          FOAMEX INTERNATIONAL INC.

                                          By:      /s/  K. Douglas Ralph
                                                   -----------------------------
                                          Name:    K. Douglas Ralph
                                          Title:   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

       Exhibit
       Number      Description
       --------    -----------

       99.1 Press Release, dated November 11, 2003, issued by Foamex International Inc.